
                                                                                                                       Exhibit 99(i)

                                                          MERRILL LYNCH & CO., INC.
                                                   PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                                    For the Three Months Ended                Percent Inc / (Dec)(3)
                                                        ----------------------------------------------------  ----------------------
                                                        December 25,     September 25,(1)    December 26,(2)   4Q98 vs.    4Q98 vs.
(in millions, except per share amounts)                    1998                1998                1997          3Q98        4Q97
                                                        ------------     ----------------    ---------------  ----------  ----------
REVENUES
  Commissions                                             $1,424              $1,449              $1,304         (1.7) %      9.2  %
  Interest and dividends                                   4,411               5,079               4,565        (13.1)       (3.4)
  Principal transactions                                     211                 279                 615        (24.3)      (65.7)
  Investment banking                                         824                 711                 862         15.9        (4.4)
  Asset management and portfolio service fees              1,046               1,043                 809          0.3        29.3
  Other                                                      256                 151                 156         69.2        63.7
                                                          ------              ------              ------

  TOTAL REVENUES                                           8,172               8,712               8,311         (6.2)       (1.7)

  Interest expense                                         4,091               4,863               4,301        (15.9)       (4.9)
                                                          ------              ------              ------

  NET REVENUES                                             4,081               3,849               4,010          6.0         1.8
                                                          ------              ------              ------

NON-INTEREST EXPENSES
  Compensation and benefits                                2,218               2,009               2,052         10.4         8.1
  Communications and technology                              438                 487                 335        (10.1)       31.0
  Occupancy and related depreciation                         222                 227                 187         (2.2)       18.5
  Advertising and market development                         107                 203                 158        (47.2)      (32.1)
  Brokerage, clearing, and exchange fees                     174                 186                 142         (6.6)       22.6
  Professional fees                                           93                 165                 121        (43.7)      (23.8)
  Goodwill amortization                                       61                  55                  19          9.6         N/M
  Provision for costs related to staff reductions              -                 430                   -          N/M         N/M
  Other                                                      249                 292                 261        (14.8)       (4.5)
                                                          ------              ------              ------

  TOTAL NON-INTEREST EXPENSES                              3,562               4,054               3,275        (12.2)        8.8
                                                          ------              ------              ------

EARNINGS (LOSS) BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES             519                (205)                735          N/M       (29.4)

Income tax expense (benefit)                                 119                 (75)                254          N/M       (53.4)

Dividends on preferred securities issued by subsidiaries      41                  33                  12         27.7       235.3
                                                          ------              ------              ------

NET EARNINGS (LOSS)                                       $  359              $ (163)             $  469          N/M       (23.4)
                                                          ======              ======              ======

Preferred stock dividends                                 $   10              $   10              $   10            -           -
                                                          ------              ------              ------

NET EARNINGS (LOSS) APPLICABLE TO COMMON STOCKHOLDERS     $  349              $ (173)             $  459          N/M       (23.9)
                                                          ======              ======              ======

EARNINGS (LOSS) PER COMMON SHARE
  Basic                                                   $ 0.97              $(0.48)             $ 1.34          N/M       (27.6)
  Diluted                                                 $ 0.86              $(0.48)             $ 1.15          N/M       (25.2)

AVERAGE SHARES
  Basic                                                    359.9               357.6               342.7          0.6         5.0
  Diluted                                                  404.9               357.6               400.1         13.2         1.2


(1) Amounts have been restated to reflect the early adoption of a change in accounting principle related to distribution costs for closed-end mutual funds.
(2) Amounts have been restated to reflect the Midland Walwyn Inc. merger as required under pooling-of-interests accounting.
(3)   Percentages are based on actual numbers before rounding.
Note: Certain revenues have been reclassified to conform to the current presentation.
N/M   Not meaningful.


                                                                                              Exhibit 99(i)

                                                         MERRILL LYNCH & CO., INC.
                                                  PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                               For the Year Ended
                                                        ---------------------------------
                                                        December 25,      December 26,(1)       Percent(2)
(in millions, except per share amounts)                     1998               1997             Inc / (Dec)
                                                        ------------      ---------------       -----------
REVENUES
  Commissions                                             $ 5,799             $ 4,995              16.1  %
  Interest and dividends                                   19,314              17,299              11.6
  Principal transactions                                    2,651               3,827             (30.7)
  Investment banking                                        3,264               2,876              13.5
  Asset management and portfolio service fees               4,202               3,002              40.0
  Other                                                       623                 500              24.6
                                                          -------             -------

  TOTAL REVENUES                                           35,853              32,499              10.3

  Interest expense                                         18,306              16,243              12.7
                                                          -------             -------

  NET REVENUES                                             17,547              16,256               7.9
                                                          -------             -------

NON-INTEREST EXPENSES
  Compensation and benefits                                 9,191               8,333              10.3
  Communications and technology                             1,749               1,255              39.4
  Occupancy and related depreciation                          867                 736              17.9
  Advertising and market development                          687                 613              12.1
  Brokerage, clearing, and exchange fees                      683                 525              30.0
  Professional fees                                           552                 520               6.1
  Goodwill amortization                                       226                  65             246.0
  Provision for costs related to staff reductions             430                   -               N/M
  Other                                                     1,057               1,098              (3.7)
                                                          -------             -------

  TOTAL NON-INTEREST EXPENSES                              15,442              13,145              17.5
                                                          -------             -------

EARNINGS BEFORE INCOME TAXES, DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES, AND
  CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE       2,105               3,111             (32.4)

Income tax expense                                            717               1,129             (36.5)

Dividends on preferred securities issued by subsidiaries      124                  47             161.1
                                                          -------             -------

EARNINGS BEFORE CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE                                      1,264               1,935             (34.7)

Cumulative effect of change in accounting principle             5                   -               N/M
                                                          -------             -------

NET EARNINGS                                              $ 1,259             $ 1,935             (34.9)
                                                          =======             =======

Preferred stock dividends                                 $    39             $    39              (2.4)
                                                          -------             -------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS            $ 1,220             $ 1,896             (35.6)
                                                          =======             =======

EARNINGS PER COMMON SHARE
  Basic                                                   $  3.43             $  5.57             (38.4)
  Diluted                                                 $  3.00             $  4.79             (37.4)

AVERAGE SHARES
  Basic                                                     355.6               340.1               4.6
  Diluted                                                   406.3               395.9               2.6


(1) Amounts have been restated to reflect the Midland Walwyn Inc. merger as required under pooling-of-interests accounting.
(2)   Percentages are based on actual numbers before rounding.
Note: Certain revenues have been reclassified to conform to the current presentation.
N/M   Not meaningful.


                                        8